UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2008

FMG ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52833	75-3241964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Forest Park, Second Floor Farmington, CT	06032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 677-2701

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 23, 2008, FMG Acquisition Corp. (“FMG”) filed a supplement proxy statement (the “Supplement”) relating to the withdrawal of FMG’s tender offer. A copy of the Supplement is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Supplement Proxy Statement of FMG Acquisition Corp., dated September 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2008	FMG ACQUISITION CORP.

	By:	/s/ Larry Swets., Jr.
Name: Larry Swets, Jr.
Title: Chief Financial Officer,
Executive Vice
President, Secretary, Treasurer and
Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplement Proxy Statement of FMG Acquisition Corp., dated September 23, 2008.